Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

The following is a summary of the components of (loss) earnings before (benefit) provision for income taxes for the periods presented:

	Successor			Predecessor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Domestic	$(68.8)	$(28.8)	$(4.3)	$266.3
Foreign	(7.4)	3.8	(0.5)	14.0
	$(76.2)	$(25.0)	$(4.8)	$280.3

The following is a summary of the (benefit) provision for income taxes included in the accompanying consolidated statement of operations for the periods presented:

	Successor			Predecessor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Federal income taxes:
Current	$0.3	$0.3	$—	$0.7
Deferred	(20.8)	(18.8)	(1.3)	65.2
	(20.5)	(18.5)	(1.3)	65.9
Foreign	6.4	6.5	0.1	10.4
State	(6.2)	0.4	(0.2)	8.7
	$(20.3)	$(11.6)	$(1.4)	$85.0

Net income taxes refunded during 2011 were approximately $4.6 million. Income tax payments, net of refunds, in 2010, the 2009 Successor Period and the 2009 Predecessor Period were approximately $18.4 million, $0.2 million and $12.8 million, respectively.

The table that follows reconciles the federal statutory income tax dollar amount to the actual income tax (benefit) provision for the periods presented.

	Successor			Predecessor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Income tax at the federal statutory rate	$(26.7)	$(8.8)	$(1.7)	$98.1
Net change from statutory rate:
Impact of fresh-start accounting adjustments and debt forgiveness	—	—	—	(97.8)
State income tax (benefit) provision, net of federal income tax effect	(4.0)	0.3	(0.1)	5.7
Goodwill impairment	—	—	—	68.8
Increase in valuation allowance	14.8	5.1	—	—
Non-deductible expenses, net	1.5	2.8	—	—
Tax effect resulting from foreign activities and foreign dividends	(4.2)	0.2	0.4	10.4
Uncertain tax positions	0.3	(1.8)	—	(0.2)
Research credits	(1.7)	—	—	—
Tax benefit for capitalized R&D costs	—	(9.9)	—	—
Other, net	(0.3)	0.5	—	—
	$(20.3)	$(11.6)	$(1.4)	$85.0

The table that follows reconciles the federal statutory income tax rate to the effective tax rate for the periods presented:

	Successor			Predecessor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
Effective tax rate%:
Income tax at the federal statutory rate	35.0%	35.0%	35.0%	35.0%
Net change from statutory rate:
Impact of fresh-start accounting adjustments and debt forgiveness	—	—	—	(34.9)
State income tax (benefit) provision, net of federal income tax effect	5.3	(1.0)	2.1	2.0
Goodwill impairment	—	—	—	24.5
Increase in valuation allowance	(19.4)	(20.2)	—	—
Non-deductible expenses, net	(1.9)	(11.2)	—	—
Tax effect resulting from foreign activities and foreign dividends	5.5	(0.9)	(8.3)	3.7
Uncertain tax positions	(0.4)	7.1	—	—
Research credits	2.2	—	—	—
Tax benefit for capitalized R&D costs	—	39.7	—	—
Other, net	0.3	(2.1)	0.4	—
	26.6%	46.4%	29.2%	30.3%

The tax effect of temporary differences which give rise to significant portions of deferred income tax assets and liabilities as of December 31, 2011 and 2010 are as follows:

	December 31,
	2011	2010
	(Amounts in millions)
Prepaid Income Tax Assets (Liabilities) (classified current)
Arising From:
Accounts receivable	$4.9	$4.9
Inventories	(2.0)	(4.8)
Insurance reserves	1.4	2.9
Warranty accruals	10.4	9.5
Valuation allowances	(3.4)	(1.0)
Net loss and credit carry forwards	9.9	—
Other reserves and assets, net	17.5	5.4
	$38.7	$16.9
Deferred Income Tax Assets (Liabilities) (classified non-current)
Arising From:
Property and equipment, net	$(23.0)	$(25.6)
Intangible assets, net	(222.3)	(236.8)
Pension and other benefit accruals	20.8	14.4
Insurance reserves	19.4	20.5
Warranty accruals	9.9	9.7
Net loss and credit carry forwards	40.5	17.1
Other reserves and assets, net	13.6	23.3
Valuation allowance	(37.2)	(20.4)
Tax deductible Goodwill	40.9	45.1
	$(137.4)	$(152.7)

In connection with the filing of the Company’s United States federal tax return for the period ended December 17, 2009 in the third quarter of 2010, the Company made an election to capitalize for tax purposes research and development costs. This election resulted in the creation of a deferred tax asset that will be amortized over a 10 year period. As a result of this election, the Company recorded a deferred tax benefit of approximately $10.9 million, including a state tax benefit of approximately $1.0 million, in 2010.

 As of December 31, 2009, as a result of income and related deferred tax liabilities recognized through fresh-start accounting, the Company determined that a valuation allowance was no longer required for most of its domestic deferred tax assets. The Company has sufficient reversing deferred tax liabilities available so that it is more likely than not that its federal deferred tax assets will be realized. The Company continues to maintain a valuation allowance for certain foreign net operating loss carryforwards, certain state net operating loss carryforwards and deferred state tax assets and for certain federal deferred tax assets that, if recognized, would result in capital losses. The current year net increase in the valuation allowance is primarily related to current year losses of certain foreign subsidiaries and losses and state deferred tax assets in certain domestic jurisdictions.  The Company has determined that based on the history of losses at these subsidiaries, a valuation allowance is required for these loss carry-forwards and state deferred tax assets since it is more likely than not that these deferred tax assets will not be realized.

As of December 17, 2009, all of the Company’s federal net operating losses and federal credit carryforwards had been reduced to zero by the income from the discharge of indebtedness that was excluded from federal taxable income.

At December 31, 2011, the Company has not provided United States income taxes or foreign withholding taxes on unremitted foreign earnings of approximately $37.3 million, as those amounts are considered indefinitely invested. Due to the complexities of the U.S. tax law, including the effect of U.S. foreign tax credits, it is not practicable to estimate the amount of tax that might be payable on these earnings in the event they no longer are indefinitely reinvested. The Company has provided United States income taxes and foreign withholding taxes on approximately $11.8 million of unremitted foreign earnings which are not indefinitely invested.

The Company has a federal net operating loss carry forward generated in 2011 of approximately $33.7 million which will expire in 2031. Included as part of the net operating loss, are deductions of approximately $5.4 million related to the deduction for vesting of restricted stock in excess of the corresponding book expense. The tax benefits related to these deductions will be recognized as a credit to additional paid in capital when the benefits are recognized on a tax return. The Company also has state net operating losses in various jurisdictions which will expire beginning in 2015.

 The Company has approximately $92.6 million of foreign net operating loss carry-forwards that if utilized would offset future foreign tax payments. Approximately $22.2 million of these foreign net operating losses have an indefinite carry-forward period and the remaining foreign net operating losses will expire at various times beginning in 2013. The Company has recorded a full valuation allowance against these losses.

 A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2011 and 2010 is as follows:

	December 31,
	2011	2010
	(Amounts in millions)
Balance at January 1,	$21.9	$22.9
Gross increases related to positions taken in the current year	5.1	1.9
Gross increases related to positions taken in prior periods	10.4	—
Increases related to acquisitions	—	3.4
Decreases related to settlements with taxing authorities	—	(2.1)
Decreases due to lapse of statutes of limitation related to state tax and foreign items	(3.2)	(4.2)
Balance at December 31,	$34.2	$21.9

As of January 1, 2011, the Company had a liability of approximately $21.2 million for unrecognized tax benefits related to various federal, foreign and state income tax matters.  As a result of additional provisions to the reserve during the year ended December 31, 2011 and reversals discussed below, the liability for uncertain tax positions at December 31, 2011 was approximately $26.6 million.  The liability for uncertain tax positions is included in other long-term liabilities on the accompanying consolidated balance sheet. The corresponding amount of gross uncertain tax benefits was approximately $34.2 million and $21.9 million at December 31, 2011 and 2010, respectively. During 2011, the Company increased the reserve for uncertain tax positions related to uncertainties surrounding the timing of deductions related to intercompany transactions with foreign affiliates. This item resulted in an increase of approximately $7.5 million in uncertain tax positions, with a corresponding increase in deferred tax assets of approximately $7.5 million.

As of December 31, 2011 and 2010, the amount of uncertain tax positions that will impact the Company's effective tax rate was approximately $14.0 million and $11.2 million, respectively. The difference between the total amount of uncertain tax positions and the amount that will impact the effective tax rate represents the federal tax effect of state tax items, items that offset temporary differences, and items that will result in the reduction of other tax assets.

As of December 31, 2011, the Company has approximately $2.3 million in unrecognized benefits relating to various state tax issues, for which the statute of limitations is expected to expire in 2012. In addition, the Company currently expects that it will resolve certain state tax audit disputes during 2012. The total amount of uncertain tax positions that are related to these disputes are approximately $1.4 million. The current period tax provision includes a reversal of approximately $3.2 million of state reserves as a result of the lapsing of the statute of limitations during the year.

As of December 31, 2011 and 2010, the total amount of accrued interest related to uncertain tax positions was approximately $2.3 million and $3.0 million, respectively.  The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state taxes. The Company has included a benefit of approximately $0.6 million as part of its 2011 tax provision related to a reduction of interest on uncertain tax positions. The Company has included a benefit of approximately $0.7 million as part of its 2010 tax provision related to a reduction of interest on uncertain tax positions and also made interest payments of approximately $0.1 million. Included in the Company's 2009 tax provisions is a benefit of approximately $0.7 million related to reductions in interest on uncertain tax positions.

In the third quarter of 2010, the Company reached a settlement related to an income tax and VAT audit related to one of its foreign subsidiaries.  The total amount that the Company paid in connection with this settlement was approximately $1.7 million, of which approximately $0.9 million related to income taxes and approximately $0.8 million related to VAT (which was recorded within SG&A).  The Company had previously established income tax reserves for these uncertain income tax positions totaling approximately $2.3 million, including interest. The income tax provision for the year ended December 31, 2010 includes a reduction in these reserves of approximately $1.4 million.

The Company and its subsidiaries federal, foreign and state income tax returns are generally subject to audit for all tax periods beginning in 2008 through the present year. The Company is currently undergoing an audit of its 2009 tax year by the Internal Revenue Service.